ANNUAL REPORT




State Farm Balanced Fund, Inc.

ONE STATE FARM PLAZA  -  BLOOMINGTON, ILLINOIS 61710

For Account Information and Shareowner
Services:  (309) 766-2029
           (800) 447-0740













                                                 November 30, 1997






This report is not to be distributed unless preceded or accompanied by a prospectus

                        STATE FARM BALANCED FUND, INC.


Dear Shareowner:

        The U.S. stock market has generated strong results over the past six and twelve month periods. The S&P 500 Index produced total returns of 13.6% and 28.5% for the six and twelve months ended November 30, 1997, respectively. The Balanced Fund yielded total returns of 10.9% and 17.3% for the same periods. Returns earned by U.S. common stocks have been extraordinary over the past three years. In our opinion, returns of this magnitude are not sustainable over long periods of time. As is to be expected in periods of robust equity markets, the total return of the entire Fund is pulled down by results of its fixed-income portfolio.

        The following graph compares a $10,000 investment in the Balanced Fund over the last ten years to theoretical investments of the same amount in the S&P 500 Index and Lehman Brothers Intermediate Treasury Index:


                           BALANCED     S & P       LEHMAN
                             FUND       500*     INTERMEDIATE

               1987         10,000     10,000       10,000
               1988         11,574     12,320       10,717
               1989         14,478     16,113       12,052
               1990         15,678     15,544       13,048
               1991         20,552     18,710       14,728
               1992         23,723     22,157       15,933
               1993         24,413     24,390       17,397
               1994         25,385     24,653       17,103
               1995         32,119     33,750       19,435
               1996         37,187     43,152       20,523
               1997         43,633     55,468       21,804


* The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and traded in the Over-The-Counter Market.

** The Lehman Brothers Intermediate Treasury Index contains approximately 130
   U.S. Treasury securities with maturities ranging from one to ten years.

   The S&P 500 Index and the Lehman Brothers Intermediate Treasury Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the indeces do not reflect expenses.

        The Balanced Fund's common stock holdings of drug and medical device firms, banks, consumer product firms and telecommunications companies performed quite well over the past year. Results produced by the Fund's investments in electric utilities, chemical companies, and mining and metals firms were below those of the overall market.

        The general composition of your Fund's common stock portfolio has changed some over the last twelve months. Most transactions during the year were oriented towards either further diversifying the portfolio or adding investments in certain areas. Holdings of four banks were partially reduced with proceeds reinvested in a broad group of financial institutions. New or expanded positions in common stocks of several companies added to the investments of the Fund in the electric utility, electronic manufacturing and computer software sectors.

        U.S. Treasury bonds continue to dominate the fixed-income portfolio of the Fund, and the overall maturity structure has not changed much over the course of the year. The average weighted maturity of long-term U.S. Treasury obligations stands at approximately 5.3 years with maturities or likely calls spread mostly over the next ten years.

        Common stock prices have experienced considerable volatility over the past three months as a result of widespread turmoil in Asian equity, debt, and currency markets. Increasingly, economic activity and financial markets are linked globally. The U.S. stock market declined approximately 10% in October of 1997 in reaction to the Asian weakness, but has recovered in subsequent months.

        The difficulties in Asian markets have received much attention from investors and business commentators since the middle of the year. Leaders in many parts of the world are struggling as they attempt to develop open market-based economies with a global orientation. Flexibility and adaptability are the strengths of market-based systems, so the efforts should be worthwhile. However, we caution against paying much attention to those who proclaim to know how the Asian difficulties will play out and adjusting the composition of investment portfolios in response to a specific scenario. Ultimate effects of the Asian situation on financial markets, financial institutions and general economic conditions are probably not predictable. In our opinion, the primary challenge for any investor is development of a long-term investment program which makes one comfortable regardless of what short-term direction markets might take.

        When measured by virtually all general standards, U.S. common stocks are selling at the high end of historical valuation levels. While expectations for economic growth remain positive, we would like to remind shareowners that unanticipated geopolitical and economic events can have a negative impact on securities' prices. To cope with the inevitable uncertainties of financial markets, we encourage a disciplined long-term program of periodic investments in the Balanced Fund. Such an investment program should allow shareowners to capture the benefits of dollar cost averaging and to participate in any long-term appreciation of common stock prices. We strive to invest the Fund's assets in high-quality bonds and common stocks of growing companies with fine managements. Common stock risk is managed through broad diversification in globally competitive firms in essential businesses. We are confident that these investments will produce satisfactory long-term results.

        The directors have declared a capital gains distribution of $.69 per Balanced Fund share which will be paid on December 31, 1997. A semi-annual income dividend of $.71 per share will be also paid on December 31, 1997. Both will be used to purchase additional shares of your account unless you have elected to receive payments directly by check.

Sincerely,





        /s/ Kurt G. Moser     /s/ Paul N. Eckley   /s/ John S. Concklin
        Kurt G. Moser         Paul N. Eckley       John S. Concklin
        Vice President        Vice President       Vice President

December 19, 1997

                        REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Shareowners
State Farm Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of State Farm Balanced Fund, Inc. as of November 30, 1997, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1988. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Farm Balanced Fund, Inc. at November 30, 1997, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1988, in conformity with generally accepted accounting principles.



                                                 ERNST & YOUNG LLP




Chicago, Illinois
December 12, 1997

                        STATE FARM BALANCED FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997

       SHARES                                             VALUE

                COMMON STOCKS (63.9%)
                AGRICULTURE & FOOD (6.3%)
       773,804  Archer-Daniels-Midland Company          $ 16,249,884
        26,000  Campbell Soup Company                      1,434,875
       190,000  The Coca-Cola Company                     11,851,250
       310,000  Kellogg Company                           14,066,250
        27,000  Pioneer Hi-Bred International, Inc.        2,735,437
        29,000  Sara Lee Corporation                       1,529,750
                                                        ------------
                                                          47,867,446

                BANKS (7.3%)
        48,000  ABN AMRO Holding N.V.                        929,032
        23,250  AmSouth Bancorporation                     1,213,360
        95,000  Banc One Corporation                       4,868,750
        35,000  First Chicago NBD Corporation              2,734,375
         1,900  First Empire State Corporation               811,656
        17,100  First Security Corporation                   582,469
        12,300  First Virginia Banks, Inc.                   593,475
        17,700  Golden West Financial Corporation          1,604,063
        38,400  J.P. Morgan & Co. Incorporated             4,408,800
       107,100  MBNA Corporation                           2,838,150
        20,500  Northern Trust Corporation                 1,276,125
       172,800  Norwest Corporation                        6,328,800
        90,480  Pacific Century Financial Corporation      4,597,515
        83,462  Popular, Inc.                              4,329,591
        66,000  Southtrust Corporation                     3,597,000
        21,400  Suntrust Banks, Inc.                       1,519,400
         8,800  TCF Financial Corporation                    518,100
         6,417  U.S. Bancorp                                 687,020
        75,700  Wachovia Corporation                       5,814,706
        16,500  Washington Federal, Inc.                     523,875
        20,100  Wells Fargo & Company                      6,170,700
                                                        ------------
                                                          55,946,962

                        STATE FARM BALANCED FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997

       SHARES                                             VALUE

                  CHEMICALS (5.1%)
       115,000    Air Products and Chemicals, Inc.      $  8,768,750
        23,000    The Dow Chemical Company                 2,196,500
        98,000    Great Lakes Chemical Corporation         4,367,125
       120,000    International Flavors & Fragrances Inc.  5,775,000
       110,000    Raychem Corporation                     10,408,750
       207,000    Sigma-Aldrich Corporation                7,477,875
                                                        ------------
                                                          38,994,000

                  COMPUTERS AND SOFTWARE (4.7%)
         8,800    Electronic Data Systems Corporation        336,050
       377,000    Hewlett-Packard Company                 22,879,187
        68,600    International Business Machines
                   Corporation                             7,533,138
        31,500(a) Microsoft Corporation                    4,459,219
        10,625(a) NCR Corporation                            317,422
                                                        ------------
                                                          35,525,016

                  CONSUMERS & MARKETING (3.7%)
       150,000    The Gillette Company                    13,809,375
        80,000    Hon Industries Inc.                      4,290,000
        27,100    Jostens, Inc.                              650,400
        16,900    McDonald's Corporation                     820,706
        47,700    Minnesota Mining and Manufacturing
                   Company                                 4,638,825
       172,800    Rubbermaid Incorporated                  4,190,400
                                                        ------------
                                                          28,399,706

                  ELECTRONIC MANUFACTURING (1.9%)
        31,200    Emerson Electric Co.                     1,719,900
       107,400    General Electric Company                 7,887,187
        62,000    Intel Corporation                        4,750,750
                                                        ------------
                                                          14,357,837

                        STATE FARM BALANCED FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997

       SHARES                                             VALUE

                  HEALTH CARE (9.9%)
        38,700    Allergan, Inc.                        $  1,320,638
       427,751    Ballard Medical Products                 9,865,007
       405,000    Biomet, Inc.                             9,669,375
        31,025(a) Covance, Inc.                              570,084
       198,000    Johnson & Johnson                       12,412,125
       212,000    Eli Lilly and Company                   13,197,000
        10,800    Medtronic, Inc.                            510,300
        50,000    Merck & Co., Inc.                        4,712,500
       320,000    Pfizer Inc.                             23,220,000
        15,512(a) Quest Diagnostics Inc.                     255,948
                                                        ------------
                                                          75,732,977

                  MEDIA (6.2%)
        42,000    Lee Enterprises, Incorporated            1,144,500
        42,000    Lee Enterprises, Incorporated, Class B   1,144,500
       200,000    Reuters Holdings PLC (ADR)              13,812,500
       331,165    The Walt Disney Company                 31,295,093
                                                        ------------
                                                          47,396,593

                  MINING AND METALS (1.4%)
       160,000    Nucor Corporation                        7,930,000
        50,000    Rio Tinto PLC (ADR)                      2,475,000
        18,750(a) Steel Dynamics, Inc.                       341,016
                                                        ------------
                                                          10,746,016

                  NON-ELECTRIC MANUFACTURING (.8%)
       100,000    Caterpillar Inc.                         4,731,250
        20,000    Illinois Tool Works Inc.                 1,080,000
                                                        ------------
                                                           5,811,250

                  OIL AND GAS (5.3%)
        34,000    Amoco Corporation                        3,049,375
       144,000    Chevron Corporation                     11,493,000
       152,000    Exxon Corporation                        9,300,500
       180,000    KN Energy, Inc.                          8,336,250
        65,220    Pennzoil Company                         4,296,368
        68,000    Royal Dutch Petroleum Company (ADR)      3,599,750
                                                        ------------
                                                         40,075,243
                  RETAILING (.2%)
        47,000    Wal-Mart Stores, Inc.                   1,874,125

                        STATE FARM BALANCED FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997

       SHARES                                             VALUE

                  TELECOMMUNICATIONS & EQUIPMENT (8.0%)
       258,200(a) ADC Telecommunications, Inc.          $  9,617,950
       170,000    AT&T Corp.                               9,509,375
        24,000(a) Airtouch Communications, Inc.              936,000
        32,000    Ameritech Corporation                    2,432,000
        83,000    Deutsche Telekom (ADR)                   1,654,813
        68,000    LM Ericsson Telephone Company (ADR)      2,724,250
        55,094    Lucent Technologies Inc.                 4,466,057
       261,000    MCI Communications Corporation          11,353,500
        64,000    Motorola, Inc.                           4,060,000
       192,900    SBC Communications Inc.                 14,105,812
                                                        ------------
                                                          60,859,757

                  UTILITIES - ELECTRIC (1.5%)
        69,000    Central and South West Corporation       1,677,563
        36,000    Duke Energy Corporation                  1,887,750
        25,200    FPL Group, Inc.                          1,409,625
        85,000    Pacificorp                               1,955,000
        80,000    Southern Company                         1,900,000
        47,300    Teco Energy, Inc.                        1,209,106
        28,000    Texas Utilities Company                  1,120,000
                                                        ------------
                                                          11,159,044

                  MISCELLANEOUS (1.6%)
       124,100    Corning Incorporated                     5,204,444
        10,100    Diebold, Inc.                              462,075
        84,375(a) Osmonics, Inc.                           1,207,617
        53,400    Vulcan Materials Company                 5,460,150
                                                        ------------
                                                          12,334,286
                                                        ------------
                    Total common stocks
                      (cost: $210,165,102)               487,080,258

                        STATE FARM BALANCED FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997

  PRINCIPAL
   AMOUNT                                                        VALUE

               LONG-TERM U.S. TREASURY OBLIGATIONS (27.1%)
 $4,000,0000   U.S. Treasury notes, 8.125%, 02/15/1998         $ 4,020,960
   2,000,000   U.S. Treasury notes, 7.875%, 04/15/1998           2,017,420
   2,500,000   U.S. Treasury notes, 9.000%, 05/15/1998           2,539,700
   3,000,000   U.S. Treasury notes, 9.250%, 08/15/1998           3,073,410
   2,500,000   U.S. Treasury notes, 7.125%, 10/15/1998           2,531,125
   3,000,000   U.S. Treasury notes, 8.875%, 02/15/1999           3,108,900
   2,000,000   U.S. Treasury notes, 7.000%, 04/15/1999           2,033,080
   2,000,000   U.S. Treasury notes, 9.125%, 05/15/1999           2,093,400
   3,000,000   U.S. Treasury notes, 6.375%, 07/15/1999           3,028,590
   3,000,000   U.S. Treasury notes, 7.125%, 09/30/1999           3,070,710
   1,500,000   U.S. Treasury notes, 6.000%, 10/15/1999           1,507,740
   2,500,000   U.S. Treasury notes, 7.875%, 11/15/1999           2,597,075
   3,000,000   U.S. Treasury notes, 6.375%, 01/15/2000           3,037,020
   2,000,000   U.S. Treasury notes, 8.500%, 02/15/2000           2,111,520
   3,000,000   U.S. Treasury notes, 6.875%, 03/31/2000           3,070,830
   3,000,000   U.S. Treasury notes, 5.500%, 04/15/2000           2,982,300
   5,000,000   U.S. Treasury notes, 6.250%, 05/31/2000           5,054,150
   3,000,000   U.S. Treasury notes, 8.750%, 08/15/2000           3,219,360
   3,000,000   U.S. Treasury notes, 8.500%, 11/15/2000           3,217,650
   4,200,000   U.S. Treasury notes, 7.750%, 02/15/2001           4,433,772
   5,000,000   U.S. Treasury notes, 6.375%, 03/31/2001           5,081,200
     625,000   U.S. Treasury bonds, 13.125%, 05/15/2001            767,231
   2,000,000   U.S. Treasury notes, 8.000%, 05/15/2001           2,134,200
     680,000   U.S. Treasury bonds, 13.375%, 08/15/2001            849,810
   4,000,000   U.S. Treasury notes, 7.875%, 08/15/2001           4,266,760
   5,500,000   U.S. Treasury notes, 7.500%, 11/15/2001           5,816,580
   5,000,000   U.S. Treasury bonds, 14.250%, 02/15/2002          6,563,700
   2,000,000   U.S. Treasury notes, 7.500%, 05/15/2002           2,128,600
   5,000,000   U.S. Treasury notes, 6.000%, 07/31/2002           5,033,100
   7,500,000   U.S. Treasury notes, 6.375%, 08/15/2002           7,662,300
   2,570,000   U.S. Treasury bonds, 11.625%, 11/15/2002          3,199,701
   5,000,000   U.S. Treasury notes, 6.250%, 02/15/2003           5,089,850
   3,000,000   U.S. Treasury bonds, 10.750%, 05/15/2003          3,674,970
   3,500,000   U.S. Treasury notes, 5.750%, 08/15/2003           3,482,535
   5,500,000   U.S. Treasury bonds, 11.875%, 11/15/2003          7,135,480
   5,000,000   U.S. Treasury notes, 5.875%, 02/15/2004           5,008,350
   5,000,000   U.S. Treasury notes, 7.250%, 05/15/2004           5,367,300
   6,000,000   U.S. Treasury notes, 7.250%, 08/15/2004           6,452,640
   1,500,000   U.S. Treasury bonds, 11.625%, 11/15/2004          1,983,450

                        STATE FARM BALANCED FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997

  PRINCIPAL
   AMOUNT                                                        VALUE


               LONG-TERM U.S. TREASURY OBLIGATIONS (27.1 %) (Continued)
 $ 5,000,000   U.S. Treasury notes, 7.500%, 02/15/2005        $  5,465,000
   1,785,000   U.S. Treasury bonds, 8.250%, 05/15/2005           1,885,781
   3,500,000   U.S. Treasury notes, 6.500%, 05/15/2005           3,626,035
  4,800,0000   U.S. Treasury bonds, 10.750%, 08/15/2005          6,213,504
   2,000,000   U.S. Treasury notes, 5.875%, 11/15/2005           1,995,320
  11,500,000   U.S. Treasury bonds, 9.375%, 02/15/2006          14,071,745
   2,000,000   U.S. Treasury notes, 6.875%, 05/15/2006           2,126,220
   3,000,000   U.S. Treasury notes, 7.000%, 07/15/2006           3,216,990
  10,000,000   U.S. Treasury notes, 6.250%, 02/15/2007          10,237,600
   7,000,000   U.S. Treasury notes, 6.625%, 05/15/2007           7,360,640
   1,000,000   U.S. Treasury bonds, 10.375%, 11/15/2009          1,245,510
   7,000,000   U.S. Treasury bonds, 10.000%, 05/15/2010          8,662,010
                                                              ------------
                  Total long-term U.S. Treasury obligations
                    (cost: $203,572,279)                       206,552,824

                        SHORT-TERM INVESTMENTS (8.7%)
 $28,000,000   U.S. Treasury bills, 4.88% to 4.96% effective
               yield, due December, 1997 to January, 1998       27,853,200
  10,000,000   General Electric Capital Corp., 5.56% to 5.62%,
               due December, 1997                               10,002,983
  28,200,000   General Motors Acceptance Corp., 5.54%,
               due December, 1997                               28,239,464
                                                              ------------
                    Total short-term investments
                     (cost: $66,096,722)                        66,095,647
                                                              ------------

               TOTAL INVESTMENTS (99.7%) (cost: $479,834,103)  759,728,729
               CASH AND OTHER ASSETS, LESS LIABILITIES (.3%)     2,550,468
                                                              ------------
               NET ASSETS (100.0%)                            $762,279,197
                                                              ============

Notes:  (a) Non-income producing security.

        (b) At November 30, 1997, net unrealized appreciation of $279,894,626 consisted of gross unrealized appreciation of $283,729,023 and gross unrealized depreciation of $3,834,397 based on cost of $479,834,103 for federal income tax purposes.

                        STATE FARM BALANCED FUND, INC.
                     STATEMENT OF ASSETS AND LIABILITIES
                              NOVEMBER 30, 1997


                                    ASSETS

Investments, at value (cost $479,834,103)                     $759,728,729
Cash                                                               651,009
Receivable for:
        Dividends and interest                  $3,730,116
        Shares of the Fund sold                    105,154
        Sundry                                       4,725       3,839,995
                                                ----------
Prepaid expenses                                                    22,551
                                                              ------------
                Total assets                                   764,242,284

                          LIABILITIES AND NET ASSETS

Payable for:
        Shares of the Fund redeemed              1,007,625
        Securities purchased                       700,000
        Other accounts payable (including
          $227,563 to Manager)                     255,462
                                                ----------
                Total liabilities                                1,963,087
                                                              ------------

Net assets applicable to 16,538,194 shares outstanding
        of $1.00 par value common stock (40,000,000
        shares authorized)                                    $762,279,197
                                                              ============

Net asset value, offering price and redemption
        price per share                                       $      46.09
                                                              ============

                            ANALYSIS OF NET ASSETS

Excess of amounts received from sales of shares
        over amounts paid on redemptions of shares
        on account of capital                                 $448,387,440
Undistributed net realized gain on sales of investments         11,354,841
Net unrealized appreciation of investments                     279,894,626
Undistributed net investment income                             22,642,290
                                                              ------------
Net assets applicable to shares outstanding                   $762,279,197
                                                              ============



                See accompanying notes to financial statements

                        STATE FARM BALANCED FUND, INC.
                           STATEMENTS OF OPERATIONS
                              NOVEMBER 30, 1997



                                                      YEAR ENDED NOVEMBER 30,
                                                        1997           1996

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of
       $83,157 in 1997 and $50,782 in 1996)        $  6,930,199      5,482,441
   Interest                                          17,286,259     15,309,121
                                                   ---------------------------
Total investment income                              24,216,458     20,791,562

EXPENSES:
   Investment advisory and management fees              829,724        699,356
   Professional fees                                     25,413         24,573
   ICI dues                                              21,227         20,958
   Registration fees                                     17,826         21,227
   Fidelity bond expense                                  4,990          4,981
   Directors' fees                                        4,950          4,500
   Reports to shareowners                                12,077         14,319
   Franchise taxes                                       15,667         13,277
   Custodian fees                                        22,820         31,864
   Other                                                  5,578          4,000
                                                   ---------------------------
       Total expenses                                   960,272        839,055
       Less: custodian fees paid indirectly                   -         22,206
                                                   ---------------------------
       Net expenses                                     960,272        816,849
                                                   ---------------------------
Net investment income                                23,256,186     19,974,713

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Net realized gain on sales of investments         11,354,841     19,696,852
   Change in net unrealized appreciation             77,000,826     44,174,789
                                                   ---------------------------
Net realized and unrealized gain on investments      88,355,667     63,871,641
                                                   ---------------------------

Net change in net assets resulting
 from operations                                   $111,611,853     83,846,354
                                                   ===========================








                See accompanying notes to financial statements

                        STATE FARM BALANCED FUND, INC.
                     STATEMENTS OF CHANGES IN NET ASSETS
                              NOVEMBER 30, 1997



                                                     YEAR ENDED NOVEMBER 30,
                                                        1997          1996

From operations:
    Net investment income                          $ 23,256,186     19,974,713
    Net realized gain on sales of investments        11,354,841     19,696,852
    Change in net unrealized appreciation            77,000,826     44,174,789
                                                   ---------------------------
Net change in net assets resulting from operations  111,611,853     83,846,354

Undistributed net investment income included in
     price of shares issued and redeemed                728,764      1,103,905

Distributions to shareowners from:
    Net investment income (per share $1.47
      in 1997, and $1.30 in 1996)                   (22,824,265)   (17,457,079)
    Net realized gain (per share $1.33
      in 1997, and $.19 in 1996)                    (19,696,852)    (3,027,922)
                                                   ---------------------------
Total distributions to shareowners                  (42,521,117)   (20,485,001)

From Fund share transactions:
    Proceeds from shares sold                       107,496,503    101,714,529
    Reinvestment of ordinary income dividends
      and capital gain distributions                 41,061,305     19,818,987
                                                   ---------------------------
                                                    148,557,808    121,533,516
    Less payments for shares redeemed                82,191,577     59,654,782
                                                   ---------------------------
Net increase in net assets from Fund
     share transactions                              66,366,231     61,878,734
                                                   ---------------------------
Total increase in net assets                        136,185,731    126,343,992
Net assets:
    Beginning of year                               626,093,466    499,749,474
                                                   ---------------------------
    End of year (including undistributed
       net investment income of $22,642,290
       in 1997, and $21,481,605 in 1996)           $762,279,197    626,093,466
                                                   ===========================






                See accompanying notes to financial statements

                        STATE FARM BALANCED FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS
                              NOVEMBER 30, 1997

1.      OBJECTIVE
        The investment objective of the State Farm Balanced Fund, Inc. (the
Fund) is to provide its shareowners income and some long-term growth of both principal and income. The Fund seeks to achieve its objective by distributing its investments among common stocks, preferred stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.

2.      SIGNIFICANT ACCOUNTING POLICIES
        Security valuation - Investments are stated at value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued at amortized cost which approximates market value. Any securities not valued as described above are valued at fair value as determined in good faith by the Board of Directors or its delegate.

        SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.

        FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of 3:00 p.m. Bloomington, Illinois time on each business day other than weekend and holiday closings, except that the Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset value per share is computed by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

        FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

        On December 12, 1997, an ordinary income dividend of $.71 per share and a capital gain distribution of $.69 per share were declared, payable December 31, 1997 (reinvestment date December 31, 1997) to shareowners of record December 12, 1997.

        Dividends and distributions payable to its shareowners are recorded by the Fund on the ex-dividend date.

        EQUALIZATION ACCOUNTING - A portion of proceeds from sales and payments on redemptions of Fund shares is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

        CUSTODIAN FEES - For the year ended November 30, 1997, the Fund no longer receives fee reductions for balances maintained with the custodian, as interest on cash balances ($14,700) is reflected as income rather than an offset to custodian fees. Custodian fees for the year ended November 30, 1996 were reduced based on the Fund's cash balances maintained with the custodian.

        USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                        STATE FARM BALANCED FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS
                              NOVEMBER 30, 1997

3.      TRANSACTIONS WITH AFFILIATES
        The Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which the Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) of .20% of the first $100 million of average net assets, .15% of the next $100 million of average net assets and .10% of the average net assets in excess of $200 million. The Manager guarantees that all expenses of the Fund, including the compensation of the Manager but excluding franchise taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs, shall not exceed .40% of average net assets annually.

        Under the terms of this agreement, the Fund incurred fees of $829,724 for 1997 and $699,356 for 1996. The Fund pays no fees for transfer agent services provided by the Manager. The Fund does not pay any discount, commission or other compensation for underwriting services provided by the Manager.

        Certain officers and/or directors of the Fund are also officers and/or directors of the Manager. The Fund made no payments to its officers or directors during the two years ended November 30, 1997, except for directors' fees of $4,950 for 1997 and $4,500 for 1996 paid to the Fund's independent directors.

4.      INVESTMENT TRANSACTIONS
        Investment transactions (exclusive of short-term investments) for each of the two years ended November 30 were as follows:


                                     1997               1996

        Purchases               $ 69,819,614        124,248,498
        Proceeds from sales       39,223,469         49,420,816

5.      FUND SHARE TRANSACTIONS
        Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares:

                                                    YEAR ENDED NOVEMBER 30,
                                                       1997         1996

Shares sold                                         2,605,702    2,713,063
Shares issued in reinvestment of ordinary
  income dividends and capital gain distributions   1,017,327      525,667
                                                    ----------------------
                                                    3,623,029    3,238,730
Less shares redeemed                                1,979,036    1,579,058
                                                    ----------------------
Net increase in shares outstanding                  1,643,993    1,659,672
                                                    ======================

                        STATE FARM BALANCED FUND, INC.
                             FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout the period)

                                                           YEAR ENDED NOVEMBER 30,
                               1997     1996    1995    1994    1993    1992    1991    1990    1989    1988
Net asset value, beginning of
  year                        $42.04   37.76   31.12   30.88   31.24   27.98   22.72   22.27   18.81   17.32
   Income from Investment
   ----------------------
     Operations
     ----------
     Net investment Income      1.40    1.39    1.25    1.03     .98     .98     .94    1.06     .92     .89
     Net gain or losses on
      securities (both realized
      and unrealized)           5.45    4.38    6.77     .17    (.09)   3.29    5.81     .74    3.61    1.76
                              ------------------------------------------------------------------------------
   Total from investment
     operations                 6.85    5.77    8.02    1.20     .89    4.27    6.75    1.80    4.53    2.65
   Less Distributions
   ------------------
     Net investment income     (1.47)  (1.30)  (1.19)   (.89)  (1.01)   (.89)  (1.03)   (.92)   (.86)   (.83)
     Capital gain              (1.33)   (.19)   (.19)   (.07)   (.24)   (.12)   (.46)   (.43)   (.21)   (.33)
                              ------------------------------------------------------------------------------
   Total distributions         (2.80)  (1.49)  (1.38)   (.96)  (1.25)  (1.01)  (1.49)  (1.35)  (1.07)  (1.16)

Net asset value, end of year  $46.09   42.04   37.76   31.12   30.88   31.24   27.98   22.72   22.27   18.81
                              ==============================================================================
Total Return                   17.33%  15.78%  26.53%   3.98%   2.91%  15.43%  31.09%   8.29%  25.09%  15.73%
------------
Ratios/Supplemental Data
------------------------
Net assets, end of year
   (millions)                 $762.3   626.1   499.7   370.5   327.8   259.7   173.5   108.8    88.7    63.8
Ratio of expenses to
   average net assets            .14%    .15%    .17%(a) .17%    .19%    .22%    .26%    .27%    .29%    .31%
Ratio of net investment
   income to average
   net assets                   3.42%   3.63%   3.66%   3.36%   3.20%   3.29%   3.66%   4.87%   4.50%   4.86%
Portfolio turnover rate            6%      9%      6%      4%      4%      4%      1%     10%     10%      7%
Number of shares
   outstanding at end
   of year (millions)           16.5    14.9    13.2    11.9    10.6    8.3     6.2     4.8     4.0      3.4

Average commission rate paid per share on stock transactions for the year ended November 30, 1997 was $.0470.

Note: (a)  The ratio based on net custodian expenses would have been .16% in
           1995.

                             --------------------

                        STATE FARM BALANCED FUND, INC.
                               TAX INFORMATION

        The Fund paid ordinary income dividends of $.75 per share in June 1997 and $.71 per share in December 1997. Of these dividends, 27% qualifies for the 70% deduction for dividends received by corporations as provided by the Internal Revenue Code.

        In December 1997, the Fund made a capital gain distribution of $.69 per share, 100% of which was paid from long-term capital gain and is designated as a capital gain dividend.

NOTE: Dividends and distributions paid to you must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with the provisions of the Internal Revenue Code.